Exhibit 99.1

JOINT RESOLUTION OF THE BOARD OF DIRECTORS OF ATLAS MONETARY INTERNATIONAL TRUST AND DORAL BANK This Joint Resolution of the Board of Directors of Atlas Monetary International Trust and Doral Financial Services d/b/a Doral Bank of Puerto Rico is hereby proposed: This Board Resolution is based and predicated upon the original Agreement dated the 20th of February, 1962 at the Ponce De Leon Hotel, between Atlas Monetary International Trust, Certified Grocers and Cataño Savings & Loan Association of Puerto Rico (now Doral Bank), as lodged with the Irrevocable Trustee of Atlas Monetary International Trust and filed with the Trust Indenture Documents in the safekeeping facilities of Atlas Monetary International Trust. 1 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

HISTORY OF THE AGREEMENT Pursuant to the above-referenced Agreement dated the 10th of September, 1964, between Atlas Monetary International Trust, Certified Grocers and Cataño Savings & Loan Association of Puerto Rico (now Doral Bank), hereafter referred to as the “Agreement”, the responsibilities of the three parties/signatories to the Agreement were as follows: Atlas Monetary International Trust is holding approximately Three Trillion Dollars in assets: (US$3,000,000,000,000.00); which is represented by: 2 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

Atlas Monetary International Trust has agreed to put up one ounce of silver in order to buy one share of Doral Financial Services stock. Simultaneously, Atlas Monetary International Trust is selling shares of its wholly-owned subsidiary, Triple Crown Corporation, in the form of Triple Crown Shares, which will directly benefit the employees of Doral Financial Services d/b/a Doral Bank of Puerto Rico, conditional upon the approval of this Board Resolution by the Board of Directors of both Atlas International Monetary Trust and Doral Financial Services. Thirty Percent (30%) of each Triple Crown Corporation share of stock will benefit the employees of Doral Bank through retirement programs and medical programs which were originally designated to assist the employees of Cataño Savings & Loan. Atlas Monetary International Trust is fully prepared to fulfill the same obligation to all Doral Bank employees that it had contracted to benefit all Cataño Savings & Loan employees, subject to the approval, acceptance, adoption and ratification of this Joint Proposal for the Board of Directors of both entities. 3 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

Pursuant to the Atlas Monetary International Trust National Economic Program, Triple Crown Corporation shares are being sold in units or increments of $100,000.00. Each unit or incremental share, hereafter referred to as a “Triple Crown”, is designated to be utilized according to the following schedule, according to the Trust Indenture of Atlas Monetary International Trust: 4 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

PURCHASE OF DORAL FINANCIAL SERVICES BY ATLAS MONETARY INTERNATIONAL TRUST 1. Atlas Monetary International Trust will initially sell 500,000,000 ounces of silver at a discount, at Ten Dollars (US$10.00) per ounce, in order to raise Five Billion Dollars (US$5,000,000,000.00). 2. Then for every Triple Crown sold, Atlas Monetary International Trust will move $100,000.00 in matching funds from its account at UBS (Switzerland), as duly authorized by the Trust Indenture Documents of the Atlas Monetary International Trust. 3. The Matching Funds will be moved from the account of Atlas Monetary International Trust at UBS in Switzerland to its account at Doral Bank in Puerto Rico in order to issue Triple Crown Corporation stock in the name of Atlas Monetary International Trust, backed in full by the assets of Atlas Monetary International Trust. 4. Atlas Monetary International Trust will then sell Triple Crown Shares, which will be deployed according to the formula detailed on page four (4) of this Board Resolution, and the funds represented by 10% of the Triple Crown shares will be used to acquire Doral Financial Services until such time that all of the shares of Doral Financial Services have been acquired, using the Five Billion Dollars in Matching Funds, pursuant to the above-referenced formula. 5 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

5. The purchase price of Doral Financial Services will be Three Dollars ($3.00) per share, approximately twice the amount of any previous offer. The financial benefits of our offer to the Board of Directors of Doral Financial Services as well as to the employees of Doral Bank of Puerto Rico through our medical and retirement benefit program are both compelling and lucrative. 6. Atlas Monetary International Trust hereby agrees to apply the $500,000,000.00 Cash Deposit plus the $500,000,000.00 Cataño Savings & Loan Certificate to Doral Financial Corporation at the rate of 3% until the year 2051, from the date of acceptance by the Board of Directors of Doral Financial Corporation. 7. Backing the $500,000,000.00 Cash Deposit are 500,000,000 ounces of silver which are the assets of Atlas Monetary International Trust. 8. Thereafter, we will loan Doral Financial Corporation one million ounces of gold (approximately $675,000,000.00) to more than cover the bank’s debt, thereby eliminating all of the current existing problems of the financial institution. 9. Once acquired, all employees of Doral Financial Services will begin receiving all of the medical and retirement benefits which have been grandfathered in under the terms and conditions of the original Agreement between Atlas Monetary International Trust, Certified Grocers and Cataño Savings & Loan. 6 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

Here is a picture of the coins which are issued by Atlas Monetary International Trust. Triple Crown Corporation is a wholly-owned subsidiary of Atlas Monetary International Trust and is charged with the minting of the coins on behalf of the Trust. The silver coins will be sold at $10.00 per coin pursuant to the above formula, and the gold coins will be collateralized in order to satisfy the debts of the bank as shown in the above outline: It is also agreed that Glen R. Wakeman shall retain his title as Chief Executive Officer with the same financial benefit compensation package, with the exception that the bylaws of Doral Financial Corporation will be amended to reflect that the President, Miguel A. Hernandez, has all executive authority in the running of Doral Financial Corporation. As stated earlier, on the basis of the above Agreement, Atlas Monetary International Trust hereby agrees to apply the Agreement to the successor-in-interest of Cataño Savings & Loan; which is Doral Financial Corporation; thereby grandfathering in Doral under the exact terms and conditions of the existing Agreement, since all rights, duties and obligations passed directly from Cataño Savings & Loan through to Doral Financial Corporation, and under this Joint Board Resolution, these terms and conditions are hereby read, understood, agreed to, accepted and ratified by all of the undersigned parties who have applied their respective 7 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

signatures below, on this ___day of July, 2007: We, the Board of Directors of Atlas Monetary International Trust, agree to the terms and conditions of this Board Resolution and have affixed our signatures hereto: Andrew J. Cipollo, Irrevocable Trustee Dated: Bob Andes, Investor & Trustee Dated: Jim Brown, Investor & Trustee Dated: Steven Fishman, CIO & Trustee Dated: John Hayashi, Investor & Trustee Dated: Walter George Hibbard, DDS; Trustee Dated: 8 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

Fatima Johnson, Investor & Trustee Dated: Nita Koenen, Investor, Attorney & Trustee Dated: Oscar Matthews, Investor & Trustee Dated: Dorothy Sharpe, Investor & Trustee Dated: Michael Sutherland, Investor & Trustee: Dated: Randall Uselman, Investor & Trustee Dated: We, the Officers of Doral Bank of Puerto Rico and the Board of Directors of Doral Financial Services, agree to the terms and conditions of this Board Resolution and have affixed our signatures hereto: Calixto Garcia-Velez Dated: Executive VP &CEO of Doral Bank of PR 9 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

Lesbia Blanco-Diaz Dated: Executive VP & Administration Officer Enrique R. Ubarri-Baragano Dated: Executive VP & General Counsel Marangal I Domingo Dated: Executive VP & CFO Gerardo Leiva Dated: Executive VP & Chief Operations Officer Olga Mayoral-Wilson Dated: Executive VP & Chief Communications Officer Dennis G. Buchert Dated: Chairman of the Board of Directors John L. Ernst Dated: Member of the Board of Directors John B. Hughes Dated: Member of the Board of Directors 10 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION

Harold D. Vicente Dated: Member of the Board of Directors Adolfo Marzol Dated: Member of the Board of Directors Edgar M. Cullman, Jr. Dated: Member of the Board of Directors Peter A. Hoffman Dated: Member of the Board of Directors Efraim M. Kier Dated: Member of the Board of Directors Manuel Peña-Morros Dated: Member of the Board of Directors 11 ATLAS MONETARY INTERNATIONAL TRUST BOARD RESULTION